REVENUE	12 Months Ended
Jun. 30, 2020
Revenue [Abstract]
REVENUE

ACCOUNTING POLICIES

Revenue comprises the sale of gold bullion and silver bullion (produced as a by-product).

Revenue is measured based on the consideration specified in a contract with the customer, which is based on the London Bullion Market fixing price on the date when it transfers control over the goods to the customer.

The Group recognises revenue at a point in time when Rand Refinery, acting as an agent for the sale of all gold produced by the Group, delivers the Gold to the buyer and the sales price is fixed, as evidenced by the certificate of sale. It is at this point that the revenue can be measured reliably and the recovery of the consideration is probable. Rand Refinery is contractually obliged to make payment to the Group within two business days after the sale of the gold and silver and therefore no significant financing component exists.

Amounts in R million	2020	2019	2018

Gold revenue	4,179.3	2,758.8	2,486.4
Silver revenue	5.7	3.3	4.0
Total revenue	4,185.0	2,762.1	2,490.4

A disaggregation of revenue by operating segment is presented in note 23 OPERATING SEGMENTS.

MARKET RISK

Commodity price sensitivity

The Group's profitability and the cash flows are significantly affected by changes in the market price of gold and silver which are sold in US Dollars. The Group did not enter into forward sales of gold production, derivatives or other hedging arrangements to establish a commodity price in advance for the sale of future gold production during the year.

A change of 20% in the average US Dollar gold price received during the financial year would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis assumes that all other variables remain constant and specifically excludes the impact on income tax.

Amounts in R million	2020	2019	2018

20% increase in the US Dollar gold price	837.0	552.4	498.1
20% decrease in the US Dollar gold price	(837.0)	(552.4)	(498.1)

Exchange rate sensitivity

The Group's profitability and the cash flows are significantly affected by changes in the Rand to the US Dollar exchange rate. The Group did not enter into forward sales of US Dollars, derivatives or other hedging arrangements to establish an exchange rate in advance for the sale of US Dollars to be received in the future.

A change of 10% in the average Rand to US Dollar exchange rate received during the financial year would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis assumes that all other variables remain constant and specifically excludes the impact on income tax.

Amounts in R million	2020	2019	2018

10% increase in the Rand to US Dollar exchange rate	418.5	276.2	249.0
10% decrease in the Rand to US Dollar exchange rate	(418.5)	(276.2)	(249.0)